UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 7, 2026

IES Holdings, Inc.

Delaware	001-13783	76-0542208
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

13131 Dairy Ashford Road, Suite 500 Sugar Land, Texas 77478

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (713) 860-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	IESC	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Transaction Agreement

On August 7, 2026, IES Holdings, Inc, a Delaware corporation (“IES”), entered into a Transaction Agreement (the “Agreement”) with IES Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of IES (“Merger Sub”), Innovate Corp., a Delaware corporation (“Parent”) and DBM Global Intermediate Holdco Inc., a Delaware corporation (“Intermediate” and together with Parent, “Seller”). The Agreement provides that, among other things and on the terms and subject to the conditions of the Agreement, (a) Seller will sell to Merger Sub, and Merger Sub will purchase from Seller, approximately 92% of the issued and outstanding shares of common stock (the “Transferred Shares”) of DBM Global, Inc., a Delaware corporation (the “Target”), in exchange for the Stock Consideration and Seller Cash Consideration (each as defined in the Agreement) (the “Acquisition”), and (b) immediately following the Acquisition, Merger Sub will merge with and into the Target pursuant to Section 253 of the Delaware General Corporation Law, with the Target surviving as a wholly owned subsidiary of IES (the “Merger,” and together with the Acquisition, the “Transactions”). The closing of the Transactions is referred to as the “Closing,” and the date on which the Closing occurs is referred to herein as the “Closing Date.” Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

The Board of Directors of IES, the Board of Directors of Parent (“Parent Board”), and the holders of the majority of the voting power of the outstanding shares of capital stock of the Parent have approved the Agreement and the Transactions.

Consideration

The base purchase price for the Transactions is $650,000,000, subject to customary purchase price adjustments.

As consideration for the Transferred Shares, Seller will receive at the Closing: (a) 215,487 shares of IES’s common stock, par value $0.01 per share (“Buyer Common Stock”), equal to $140,000,000 divided by $649.69 (the “Buyer Common Stock Price”), rounded down to the nearest whole share (the “Stock Consideration”); plus (b) a cash payment equal to Seller’s pro rata share of the Purchase Price minus $140,000,000, minus the Intercompany Tax Balance Amount, subject to the post-Closing purchase price adjustment mechanism (the “Seller Cash Consideration”). The Stock Consideration shares are subject to a lock-up period commencing on the Closing Date and ending on the date that is the earlier of (a) 60 days after the Closing Date and (b) the date that a resale registration statement relating to the Stock Consideration shares is declared effective; provided that IES may waive or shorten this period in its sole discretion.

A portion of the Seller Cash Consideration equal to $5,000,000 (the “Holdback Amount”) will be withheld at Closing and paid to Seller following the finalization of the post-Closing purchase price adjustment.

Holders of the Target’s common stock other than Seller will receive only cash consideration (a pro rata share of the estimated Purchase Price) in connection with the Transactions, funded through an exchange fund administered by the Exchange Agent (the “Merger Consideration”).

Registration Rights

Pursuant to the Agreement, IES will use its commercially reasonable efforts to file a shelf registration statement covering the resale by Seller of the Buyer Common Stock promptly after the date on which it files its Annual Report on Form 10-K in respect of its fiscal year ended September 30, 2026 or otherwise as promptly as practicable following the Closing, subject to certain exceptions, pursuant to Rule 415 of the Securities Act of 1933, as amended (“Securities Act”). IES also agreed to use commercially reasonable efforts to keep such registration statement continuously effective under the Securities Act until the earlier of the date that all registrable securities covered by such registration statement until the Stock Consideration shares cease to constitute registrable securities under the Agreement. In addition, following expiration of the lock-up period described above, Seller will have customary piggyback registration rights entitling it to include Stock Consideration shares in future underwritten offerings of Buyer Common Stock initiated by IES for its own account, subject to customary cutback provisions and other limitations.

Treatment of the Target Phantom Stock Awards

At the effective time of the Merger (the “ Effective Time”), by virtue of the Merger, each award under the Target Phantom Stock Plan outstanding immediately prior to the Effective Time will accelerate and vest and be converted into a right to receive the Merger Consideration in accordance with the terms of the applicable award agreement (the “Phantom Stock Award Consideration”). IES shall, or shall cause the Acquired Companies to, deliver the Phantom Stock Award Consideration at or reasonably promptly after the Effective Time (but in no event later than the first regular payroll date occurring after the Effective Time), without interest and less any required withholding Taxes.

Conditions to the Transactions

The completion of the Transactions is subject to the satisfaction or waiver of certain customary mutual closing conditions, including, among other things, the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (as amended, the “HSR Act”) and other regulatory approvals under applicable laws, the absence of any order or injunction by a governmental entity preventing consummation of the Transactions, and the Parent Information Statement having been cleared by the SEC. The obligation of IES to consummate the Transactions is also conditioned on no Material Adverse Effect having occurred since the execution of the Agreement. The consummation of the Transactions is not subject to any financing condition.

Termination

The Agreement contains termination rights for each of IES and Seller (1) if the consummation of the Transactions does not occur on or before February 7, 2027 (the “Outside Date”), which such date is subject to automatic extensions if regulatory conditions remain unsatisfied, (2) if the other party breaches its representations or warranties or fails to comply with its covenants or perform its other obligations contained in the Agreement and such party does not timely cure, and (3) if an injunction has been issued and becomes final or law has been passed permanently enjoining or preventing the consummation of the transactions contemplated by the Agreement. IES and Seller may also terminate the Agreement by mutual written consent. The Agreement does not provide for any termination fee payable by either party.

Other Terms of the Agreement

The Agreement contains customary representations and warranties of IES, Seller, and Merger Sub, in each case generally subject to materiality qualifiers. Additionally, the Agreement provides for customary pre-Closing covenants of IES, Seller, and Merger Sub, including covenants relating to Target conducting its and its subsidiaries’ business in the ordinary course, preserving its business organizations substantially intact, preserving existing relations with key business partners substantially intact and refraining from taking certain actions without IES’s consent, subject to certain exceptions.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

The Agreement and the above description have been included to provide investors and shareholders with information regarding its terms. They are not intended to provide any other factual information about Seller, IES or the other parties thereto. The representations, warranties and covenants contained in the Agreement were made only for purposes of the Agreement as of the specific dates therein, were solely for the benefit of the parties to the Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Agreement, which subsequent information may or may not be fully reflected in Parent’s or IES’s public disclosures. Accordingly, the Agreement should not be read alone, but should instead be read in conjunction with the other information regarding IES, Seller, and Merger Sub and the transactions contemplated by the Agreement that will be contained in or attached as annexes to the information statement that Parent will file in connection with the transactions contemplated by the Agreement, as well as in other filings that Parent or IES make with the U.S. Securities and Exchange Commission (the “SEC”).

Item 3.02. Unregistered Sales of Equity Securities.

Pursuant to the terms of the Agreement, at the Closing, IES will issue shares of Buyer Common Stock comprising the Stock Consideration to Seller. The Stock Consideration will be issued in a private placement exempt from the registration requirements of the Securities Act, in reliance on the exemptions set forth in Section 4(a)(2) thereof.

Item 7.01 Regulation FD Disclosure.

On August 10, 2026, IES and Parent issued a joint press release (the “Press Release”) announcing the entry into the Agreement. A copy of the Press Release is furnished hereto as Exhibit 99.1.

Neither the information reported herein nor in the Press Release shall be deemed “filed” for purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section unless IES specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act or the Exchange Act.

Cautionary Statement on Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. Forward-looking statements, within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, are all statements other than statements of historical facts, such as projections or expectations relating to the consummation of the Transactions and the realization of the anticipated benefits of the Transactions. The words “anticipates,” “may,” “can,” “plans,” “expects,” “expected,” “projects,” “targets,” “intends,” “likely,” “will,” “should,” “to be,” “proposed,” “potential” and any similar expressions are intended to identify those assertions as forward-looking statements.

We caution readers that forward-looking statements are not guarantees of future performance and actual results may differ materially from those anticipated, projected or assumed in the forward-looking statements. Important factors that can cause our actual results to differ materially from those anticipated in the forward-looking statements include, but are not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of the Agreement; the failure to obtain, delays in obtaining, or adverse conditions contained in any required regulatory or other approvals for consummation of the Transactions or the failure to satisfy other conditions to completion of the Transactions; the failure of the Transactions to close for any other reason, including due to a Material Adverse Effect; risks related to disruption of management’s attention from the Target’s ongoing business operations due to the Transactions; the outcome of any legal proceedings, regulatory proceedings or enforcement matters that may be instituted against IES, the Target, or others relating to the Agreement, the Transactions or otherwise; the risk that the pendency of the Transactions disrupts current plans and operations and the potential difficulties in employee retention as a result of the pendency of the Transactions; the effect of the announcement of the Transactions on IES’s and the Target’s relationships with their contractual counterparties, including customers, operating results and business generally; the amount of the costs, fees, expenses and charges related to the Transactions; and other factors described under the heading “Risk Factors” in Part I, Item 1A of each of IES’s Annual Reports on Form 10-K for the fiscal year ended September 30, 2025, as updated by subsequent filings with the SEC.

Additional factors or risks that we currently deem immaterial, that are not presently known to us or that arise in the future could also cause our actual results to differ materially from our expected results. Given these uncertainties, investors are cautioned that many of the assumptions upon which our forward-looking statements are based are likely to change after the date the forward-looking statements are made, which we cannot control. Further, we may make changes to our plans that could affect our results. We caution investors that we undertake no obligation to publicly update or revise any forward-looking statements, which speak only as of the date made, for any reason, whether as a result of new information, future events or developments, changed circumstances, or otherwise, and notwithstanding any changes in our assumptions, changes in plans, actual experience or other changes.

Additional Information and Where to Find It

In connection with the Transactions, Parent intends to file an information statement with the SEC, and other documents regarding the Transactions with the SEC. YOU ARE URGED TO READ THE INFORMATION STATEMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTIONS AND THE PARTIES TO THE TRANSACTIONS. You may obtain a free copy of these materials (when they are available) and other documents filed by Parent with the SEC at the SEC’s website at www.sec.gov, at the investor relations section of Parent’s website located at https://www.innovate-ir.com.

No Offer or Solicitation

This report shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the Transactions. This report shall also not constitute an offer to subscribe for, buy or sell, the solicitation of an offer to subscribe for, buy or sell or an invitation to subscribe for, buy or sell any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the Transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, and otherwise in accordance with applicable law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
2.1†-	Transaction Agreement, dated as of August 7, 2026, by and among IES Holdings, Inc., IES Merger Sub, Inc., Innovate Corp. and DBM Global Intermediate Holdco Inc.
99.1*-	Press Release, dated August 10, 2026, announcing entry into the Transaction Agreement.
104 -	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Furnished with this Current Report.

† Certain exhibits, schedules or similar attachments to this exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K. The registrant hereby agrees to furnish supplementally to the Securities and Exchange Commission upon request a copy of any omitted schedule or attachment to this exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IES HOLDINGS, INC.

Date: August 11, 2026	By:	/s/ Mary K. Newman
	Name:	Mary K. Newman
	Title:	Senior Vice President, Chief Administrative Officer and General Counsel